THE ADVISORS' INNER CIRCLE FUND

                       RICE HALL JAMES MICRO CAP PORTFOLIO

                         SUPPLEMENT DATED JUNE 25, 2007
                                     TO THE
                         PROSPECTUS DATED MARCH 1, 2007

This supplement provides new and additional information beyond that contained in the prospectus and should be read in conjunction with the prospectus.


The Trustees of The Advisors' Inner Circle Fund have determined to re-open the Rice Hall James Micro Cap Portfolio (the "Fund") to new investors effective June 29, 2007. Beginning on that date, new accounts may be opened in the Fund subject to an initial minimum purchase of $2,500 (or $500 for individual retirement accounts ("IRAs") and $250 for Spousal IRAs).

Accordingly, page 1 of the Fund's Prospectus is hereby deleted.



               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.


                                                                 RHJ-SK-004-0100